                                                                    EXHIBIT 1.6

For Ministry Use Only                                                    Ontario Corporation Number
A l'usage exclusif du ministere                                         Numere de la societe en Ontario        1.
[LOGO]  Ministry of                   Ministere de
        Consumer and                  la Consommation
Ontario Commercial Relations          et du Commerce                               1028514
CERTIFICATE                           CERTIFICAT                      ------------------------------------
This is to certify that these         Ceci certifie que les presents
articles are effective on             status entrent en vigueur le

            SEPTEMBER - 6 SEPTEMBRE, 2001
 ...................................................................
               /s/[ILLEGIBLE]
             Director/Directrice
Business Corporations Act/ Loi sur les societes par actions


--------------------------------------------------------------------------------------------------------------------------------
                                                       ARTICLES OF AMENDMENT
     Form 3                                           STATUTS DE MODIFICATION
   Business
 Corporations
     Act             1.  The name of the corporation is:                        Denomination sociale de la societe:
                         --------------------------------------------------------------------------------------------------------
                         INVESTORLINKS.COM INC.
   Formule 3             --------------------------------------------------------------------------------------------------------
   Lo suries             --------------------------------------------------------------------------------------------------------
  Sociolas par           --------------------------------------------------------------------------------------------------------
    actiona              --------------------------------------------------------------------------------------------------------

                     2.  The name of the corporation is changed to (if          Nouvelle denomination sociale de la societe (s'il
                         applicable):                                           y a lieu):

                         --------------------------------------------------------------------------------------------------------
                         API ELECTRONICS GROUP INC.
                         --------------------------------------------------------------------------------------------------------
                         --------------------------------------------------------------------------------------------------------
                         --------------------------------------------------------------------------------------------------------
                         --------------------------------------------------------------------------------------------------------

                     3.  Date of incorporation/amalgamation:                    Date de le constitution ou de la fusion:

                                                                   1993/05/01
                         --------------------------------------------------------------------------------------------------------
                                                               (Year, Month, Day)
                                                               (annee. mois, jour)

                     4.  The articles of the corporation are amended as           Les statuts de la societe sont modifies de la
                         follows:                                                 facon suivante.

                     The Articles of the Corporation are amended effective the opening of trading on Monday, September 10, 2001 to:

                     (a)       consolidate the issued and outstanding Common Shares of the Corporation on the basis of one (1)
                               Common Share for every three (3) issued and outstanding Common Shares in the capital of the
                               Corporation, and

                     (b)       change the name of the Corporation from InvestorLinks.com Inc. to API Electronics Group Inc.

Form 3
Business
Corporations
Act

Formule 3
Loi sur les
societes par
actions


5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

     La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

     Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le

                                  2001/08/30
--------------------------------------------------------------------------------
                              (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.      Los presents status sont signes en
                                               double exemplaire.



                                                  INVESTORLINKS.COM INC.
                                             --------------------------------
                                                  (Name of Corporation)
                                            (Denomination sociale de la societe)


                           By:/Par /s/ J C Cassina                James Cassina
                                                                    President
                           -----------------------------------------------------
                                (Signature)              (Description of Office)
                                (Signature)                      (Fonction)